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Contact:

William R. Jellison                                                            FOR IMMEDIATE RELEASE
Senior Vice President and
Chief Financial Officer
(717) 849-4243

DENTSPLY International Inc.
Reports Second Quarter 2010 Sales and Earnings

York, PA – July 29, 2010 -- DENTSPLY International Inc. (NASDAQ–XRAY) today announced sales and earnings for the three months ended June 30, 2010.  Net sales in the second quarter of 2010 increased 2.2% to $565.1 million compared to $552.8 million reported for the second quarter of 2009.  Net sales, excluding precious metal content, increased 1.5% to $519.3 million in the second quarter of 2010 and were negatively impacted by the strengthening of the U.S. dollar.

Net income attributable to DENTSPLY International for the second quarter of 2010 was $72.4 million, or $0.49 per diluted share, compared to $0.47 per diluted share in the second quarter of 2009.  Net income attributable to DENTSPLY International in the second quarter of 2010 included the net of tax impact of restructuring and other costs of $0.2 million, an incremental net of tax interest charge of $0.7 million resulting from a credit risk adjustment to outstanding derivatives, and a net charge for income tax-related adjustments of $0.6 million, which in aggregate reduced earnings per share on a net basis by $.01 per diluted share.  Net income attributable to DENTSPLY International in the second quarter of 2009 included the net of tax impact of restructuring and other costs of $2.2 million, a net of tax impact for acquisition-related activities of $0.5 million and a net charge for income tax-related adjustments of $0.2 million, which in aggregate reduced earnings per share on a net basis by $.02 per diluted share.  For a reconciliation of GAAP and non-GAAP measures, see the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “The dental markets have shown a modest recovery in the first half of 2010.  In this environment, we are pleased that our performance has also gradually improved, allowing us to generate positive internal sales growth through the first half of the year.  We continue to make investments in the business that we believe will accelerate our performance as the dental markets recover.  Consistent with the trends established late last year, we are generating positive earnings growth and strong cash flows, despite the negative effects of the stronger U.S. dollar compared to many currencies.  We expect these positive performance trends will continue for the remainder of 2010, although currency exchange rates are also expected to have negative effects on reported results.  Based on current exchange rates, we are adjusting our full year earnings expectations to $1.86 to $1.94 per diluted share.”   This guidance for earnings per diluted share is on a non-GAAP basis, excluding restructuring and other costs, acquisition-related activities and income tax-related adjustments.

ADDITIONAL INFORMATION

A conference call has been scheduled for Thursday, July 29, 2010 at 8:30 AM Eastern Time.  A live broadcast is available through Shareholder.com by accessing DENTSPLY’s website at www.dentsply.com.  In order to participate in the call, dial (888) 765-5546 (for domestic calls) and (913) 312-1468 (for international calls).  The Conference ID # is 3786104.  At that time, you will be able to discuss the second quarter earnings with DENTSPLY’s Chairman and Chief Executive Officer, Mr. Bret Wise; President and Chief Operating Officer, Mr. Chris Clark; and Senior Vice President and Chief Financial Officer, Mr. William Jellison.

A rebroadcast of the conference call will be available to the public online at the DENTSPLY website, www.dentsply.com.  You may also access a dial-in replay for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Passcode # 3786104.

 DENTSPLY designs, develops, manufactures and markets a broad range of products for the dental market.  The Company believes that it is the world’s leading manufacturer and distributor of dental prosthetics, endodontic instruments and materials and ultrasonic scalers; the leading United States manufacturer and distributor of denture teeth, dental handpieces, dental x-ray film holders, film mounts and prophylaxis paste;  and a leading worldwide manufacturer or distributor of dental  injectable anesthetics, impression materials, orthodontics appliances, dental cutting instruments, dental implants and restorative dental materials, dental sealants and crown and bridge materials.  The Company distributes its dental products in over 120 countries under some of the most well-established brand names in the industry.

DENTSPLY is committed to the development of innovative, high quality, cost-effective new products for the dental market.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties.  Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions  with respect to dental products, outcome of litigation, continued support of our products by influential dental professionals, and changes in the general economic environment that could affect the business.  Changes in such assumptions or factors could produce significantly different results.  For an additional description of risk factors, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

NON-GAAP FINANCIAL MEASURES

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provided adjusted operating income, adjusted net income attributable to

DENTSPLY International and adjusted earnings per diluted share.  These adjusted amounts consist of GAAP amounts excluding (1) restructuring and other costs, (2) acquisition-related charges and (3) income tax-related adjustments.  Adjusted earnings per diluted share are calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average shares outstanding.  The Company also provided an operational tax rate, which is the Company’s effective tax rate, a GAAP measure, adjusted for certain one-time charges.  Adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate are considered measures not calculated in accordance with GAAP, and therefore are non-GAAP measures.  These non-GAAP measures may differ from those of other companies.

The Company believes that the presentation of adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate provides important supplemental information to management and investors seeking to understand the Company’s financial condition and results of operations.  The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2010	2009	2010	2009

Net sales	$565,086	$552,832	$1,111,030	$1,059,781
Net sales, excluding precious metal content	519,281	511,527	1,016,767	977,177

Cost of products sold	277,491	267,164	541,397	508,381

Gross profit	287,595	285,668	569,633	551,400
% of Net sales	50.9%	51.7%	51.3%	52.0%
% of Net sales, excluding precious metal content	55.4%	55.8%	56.0%	56.4%

Selling, general and
administrative expenses	182,383	183,817	370,417	361,804

Restructuring and other costs	243	3,125	4,923	4,695

Operating income	104,969	98,726	194,293	184,901
% of Net sales	18.6%	17.9%	17.5%	17.4%
% of Net sales, excluding precious metal content	20.2%	19.3%	19.1%	18.9%

Net interest and other expense	6,581	3,706	12,459	8,821

Income before income taxes	98,388	95,020	181,834	176,080

Provision for income taxes	25,042	24,440	46,297	45,571

Net income	73,346	70,580	135,537	130,509
% of Net sales	13.0%	12.8%	12.2%	12.3%
% of Net sales, excluding precious metal content	14.1%	13.8%	13.3%	13.4%

Less: Net income (loss) attributable
to the noncontrolling interests	960	381	1,308	(1,433)

Net income attributable to DENTSPLY International	$72,386	$70,199	$134,229	$131,942
% of Net sales	12.8%	12.7%	12.1%	12.4%
% of Net sales, excluding precious metal content	13.9%	13.7%	13.2%	13.5%

Earnings per common share:
Basic	$0.50	$0.47	$0.92	$0.89
Dilutive	$0.49	$0.47	$0.91	$0.88

Cash dividends declared per common share	$0.05	$0.05	$0.10	$0.10

Weighted average common share outstanding:
Basic	144,779	148,577	145,772	148,546
Dilutive	146,939	150,057	148,048	149,822

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2010	2009
Assets

Current Assets:

Cash and cash equivalents	$340,347	$450,348
Accounts and notes receivable-trade, net	351,304	348,684
Inventories, net	284,394	291,640
Prepaid expenses and other current assets	113,197	127,124
Total Current Assets	1,089,242	1,217,796

Property, plant and equipment, net	399,077	439,619
Identifiable intangible assets, net	76,998	89,086
Goodwill, net	1,208,765	1,312,596
Other noncurrent assets, net	23,185	28,835

Total Assets	$2,797,267	$3,087,932

Liabilities and Equity

Current liabilities	$322,374	$444,556
Long-term debt	462,976	387,151
Deferred income taxes	73,779	72,524
Other noncurrent liabilities	196,728	276,743
Total Liabilities	1,055,857	1,180,974

Total DENTSPLY International Equity	1,675,714	1,832,105
Noncontrolling interests	65,696	74,853
Total Equity	1,741,410	1,906,958

Total Liabilities and Equity	$2,797,267	$3,087,932

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended June 30, 2010		Percentage
		of Net Sales,
	Operating Income (Loss)	Excluding Precious Metal Content

Operating Income	$104,969	20.2%

Restructuring and Other Costs	243	0.1%

Adjusted Non-GAAP Operating Income	$105,212	20.3%

Three Months Ended June 30, 2009		Percentage
		of Net Sales,
	Operating Income (Loss)	Excluding Precious Metal Content

Operating Income	$98,726	19.3%

Restructuring and Other Costs	3,125	0.6%

Acquisition-Related Activities	1,173	0.2%

Adjusted Non-GAAP Operating Income	$103,024	20.1%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Three Months Ended June 30, 2010
	Income	Diluted
	(Loss)	Per Share

Net Income Attributable to DENTSPLY International	$72,386	$0.49

Restructuring and Other Costs, Net of Tax and
Noncontrolling Interests	219	0.00

Credit Risk Adjustment to Outstanding
Derivatives, Net of Tax	732	0.00

Income Tax-Related Adjustments	571	0.00

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$73,908	$0.50

Three Months Ended June 30, 2009
	Income	Diluted
	(Loss)	Per Share

Net Income Attributable to DENTSPLY International	$70,199	$0.47

Restructuring and Other Costs, Net of Tax and
Noncontrolling Interests	2,185	0.01

Acquisition-Related Activities, Net of Tax and
Noncontrolling Interests	519	0.00

Income Tax-Related Adjustments	212	0.00

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$73,115	$0.49

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended June 30, 2010
			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$98,388	$(25,042)	25.5%

Restructuring and Other Costs	243	(59)

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Income Tax-Related Adjustments	-	571

As Adjusted - Non-GAAP Operating Results	$99,823	$(24,990)	25.0%

Three Months Ended June 30, 2009			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$95,020	$(24,440)	25.7%

Restructuring and Other Costs	3,125	(940)

Acquisition-Related Activities	1,173	(308)

Income Tax-Related Adjustments	-	212

As Adjusted - Non-GAAP Operating Results	$99,318	$(25,476)	25.7%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content basis to the non-GAAP financial measures.

Six Months Ended June 30, 2010		Percentage
		of Net Sales,
	Operating Income (Loss)	Excluding Precious Metal Content

Operating Income	$194,293	19.1%

Restructuring and Other Costs	4,923	0.4%

Recent Acquisition-Related Activities	518	0.1%

Adjusted Non-GAAP Operating Income	$199,734	19.6%

Six Months Ended June 30, 2009		Percentage
		of Net Sales,
	Operating Income (Loss)	Excluding Precious Metal Content

Operating Income	$184,901	18.9%

Restructuring and Other Costs	4,695	0.5%

Recent Acquisition-Related Activities	3,777	0.4%

Adjusted Non-GAAP Operating Income	$193,373	19.8%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income in total and on a per share basis to the non-GAAP financial measures.

Six Months Ended June 30, 2010
	Income	Diluted
	(Loss)	Per Share

Net Income Attributable to DENTSPLY International	$134,229	$0.91

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	3,010	0.02

Credit Risk Adjustment to Outstanding
Derivatives, Net of Tax	732	0.00

Recent Acquisition-Related Activities, Net of Tax and
Non-Controlling Interests	388	0.00

Income Tax-Related Adjustments	1,007	0.01

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$139,366	$0.94

Six Months Ended June 30, 2009
	Income	Diluted
	(Loss)	Per Share

Net Income Attributable to DENTSPLY International	$131,942	$0.88

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	3,181	0.02

Recent Acquisition-Related Activities, Net of Tax and
Non-Controlling Interests	1,638	0.01

Income Tax-Related Adjustments	495	0.00

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$137,256	$0.92

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Six Months Ended June 30, 2010
			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$181,834	$(46,297)	25.5%

Restructuring and Other Costs	4,923	(1,803)

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Recent Acquisition-Related Activities	518	(130)

Income Tax-Related Adjustments	-	1,007

As Adjusted - Non-GAAP Operating Results	$188,467	$(47,683)	25.3%

Six Months Ended June 30, 2009			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$176,080	$(45,571)	25.9%

Restructuring and Other Costs	4,695	(1,514)

Recent Acquisition-Related Activities	3,777	(1,047)

Income Tax-Related Adjustments	-	495

As Adjusted - Non-GAAP Operating Results	$184,552	$(47,637)	25.8%